Exhibit 31.1
CERTIFICATION
Pursuant to Section 302
Of Sarbanes-Oxley Act of 2002
I, Erik R. Martinez, certify that:
1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Virbac Corporation; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2006	By:	/s/ Erik R. Martinez

Erik R. Martinez President and Chief Executive Officer (Principal Executive Officer)